UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2003

                           Mpower Holding Corporation

                     --------------------------------------

             (Exact name of registrant as specified in its charter)

       Delaware                     33339884-01                 52-2232143
    (State or other                 (Commission              (I.R.S. Employer
    jurisdiction of                File Number)             Identification No.)
    incorporation)

      175 Sully's Trail, Pittsford, NY                   14534
      --------------------------------                   -----
  (Address of principal executive offices)            (Zip Code)

Registrants' telephone number, including area code:  (585) 218-6550

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 12. Results of Operations and Financial Condition.

          The following information is being furnished under Item 12 of Form 8-K and shall not be incorporated by reference into any of Mpower Holding Corporation's reports or other filings made with the Securities and Exchange Commission. The information included in the press release furnished to the Securities and Exchange Commission on Exhibit 99.1 attached hereto discloses Mpower Holding Corporation's results from continuing operations for the fiscal quarter and fiscal year ended December 31, 2002.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower Holding Corporation cautions investors that certain statements contained in the press release attached hereto as Exhibit 99.1 that state management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, the consummation of the remaining previously announced asset sales, the expected financial and operational improvements from the transactions described herein, market makers independent decisions to create a market in the common stock of the company, future sales growth, market acceptance of our product offerings, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage rapid growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, changes in technology, price competition and other market conditions and risks detailed from time to time in our Securities and Exchange Commission filings. The company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Mpower Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2003                       MPOWER HOLDING CORPORATION



                                By: /s/ Russell I. Zuckerman
                                    ------------------------
                                Name:    Russell I. Zuckerman
                                Title:   Senior Vice President, General Counsel
                                         and Secretary



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                                  EXHIBIT INDEX

Exhibit No.       Description of Document
-----------       -----------------------

99.1 Press Release issued by Mpower Holding Corporation on March 28, 2003.




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